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                                                                    EXHIBIT 4.1

                                                                   COMMON STOCK

                        [LOGO OF GENESIS APPEARS HERE]           PAR VALUE $.01

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                             GENESIS DIRECT, INC.
                                                                 CUSIP 371935107
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

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  THIS CERTIFIES THAT







  IS THE OWNER OF
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   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                             GENESIS DIRECT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.


Dated:


/s/ [SIGNATURE APPEARS HERE]
                                                [GENESIS DIRECT, INC. CORPORATE
    CHAIRMAN AND CHIEF EXECUTIVE OFFICER        SEAL DELAWARE 1995 APPEARS HERE]


/s/ [SIGNATURE APPEARS HERE]

    SECRETARY


Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
        (NEW YORK, N.Y.)
By                      Transfer Agent
                         and Registrar


                  Authorized Signature

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BANKNOTE CORP. OF AMERICA - BROWNS SUMMIT - WALL STREET - GENESIS DIRECT, INC.,
                     1-804007-942 - PROOF # 1-4/13/98 ALW

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                             GENESIS DIRECT, INC.

     The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series of stock authorized to be issued, so far as the same have been determined, and of the authority of the board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT......Custodian........
                                                         (Cust)         (Minor)
TEN ENT - as tenants by the entireties
                                                         under Uniform Gifts to
JT TEN  - as joint tenants with right                    Minors Act.............
          of survivorship and not as                                 (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, .................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 ................................................................................

 ..........................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ........................................................................

 ........................................................................Attorney
to transfer the said Shares on the books of the within-named corporation with full power of substitution in the premises.

Dated ........................

                           .....................................................

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Certificate, in every particular, without alteration or enlargement or any change whatever.

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BANKNOTE CORP. OF AMERICA - BROWNS SUMMIT - WALL STREET - GENESIS DIRECT, INC.,
                     1-804007-942 - PROOF # 1-4/13/98 ALW